                                                                     EXHIBIT 4.1

NUMBER                              Command                        SHARES
CAND                                Systems
                          =================

                             COMMAND SYSTEMS, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

         THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MASSACHUSETTS OR
                              NEW YORK, NEW YORK
COMMON STOCK                                              SEE REVERSE SIDE FOR
                                                           CERTAIN DEFINITIONS

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This Certifies That                                            CUSIP 200903 10 2






is the owner of
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FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE,
                                      OF
                             COMMAND SYSTEMS, INC.
(herein called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney under surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Amended and Restated Certificate of Incorporation and the By-laws of the Corporation, each as from time to time amended.
      This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


         /s/ Stephen L. Willcox                    /s/ Edward G. Caputo


         EXECUTIVE VICE PRESIDENT,                 PRESIDENT AND CHIEF EXECUTIVE
              CHIEF OPERATING OFFICER                   OFFICER
              AND SECRETARY
                                                   Countersigned and Registered
                                                        BANKBOSTON, N.A.
                                                   Transfer Agent and Registrar

                                                   By
                                                       Authorized Signatory


                                  Corporate Seal of
                                 Command Systems, Inc.

                             COMMAND SYSTEMS, INC.

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF STOCK. A COPY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS WILL BE FURNISHED BY THE CORPORATION UPON WRITTEN REQUEST AND WITHOUT CHARGE.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM - as tenants in common
      TEN ENT - as tenants by the entireties
      JT TEN - as joint tenants with right of survivorship and not as tenants, in common

      UNIF GIFT MIN ACT-
                        -----------Custodian------------
                          (Cust)               (Minor)

                          under Uniform Gifts to Minors

                          Act
                             --------------
                               (State)

    Additional abbreviations may also be used though not in the above list.




  FOR VALUE RECEIVED _____________________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
-------------------------------------

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         (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL
                             ZIP CODE OF ASSIGNEE)


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--------------------------------------------------------------------------------

-------------------------------------------------------------------------Shares
of the common stock represented by the within Certificate and do hereby irrevocably constitute and appoint

-----------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated                                     X
     -------------------------------      -------------------------------------
                                          NOTICE: The Signature to this
                                          assignment must correspond with the
                                          name as written upon the face of the
                                          Certificate in every particular,
                                          without alteration or enlargement, or
                                          any change whatever.



Signature(s) Guaranteed:
                        ----------------------------------------------------
                        THE SIGNATURE(S) SHOULD BE GUARENTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.